UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 15, 2004

                          Dynamic Materials Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                0-8328                                     84-0608431
         (Commission File Number)                       (I.R.S. Employer
                                                      Identification Number)

                                 (303) 655-5700
              (Registrant's Telephone Number, Including Area Code)

             5405 Spine Road, Boulder, Colorado                 80301
          (Address of Principal Executive Offices)           (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Items 1 through 6 and 8 through 11 are inapplicable and have been omitted.


Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

          99.1 Press Release dated March 15, 2004.


Item 12.  Results of Operations and Financial Condition

          On March 15, 2004, Dynamic Materials Corporation issued a press release announcing its results of operations for the full year 2003. A copy of that press release is attached as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 12 disclosure.

          The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    DYNAMIC MATERIALS CORPORATION


                                    By: /s/ Richard A. Santa
                                        ----------------------------------
                                         Richard A. Santa
                                         Vice President and Chief Financial
                                         Officer



Dated:  March 15, 2004




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                                INDEX TO EXHIBITS

Number   Description

99.1     Press Release dated March 15, 2004.